Exhibit 25


                                POWER OF ATTORNEY

We, the undersigned directors of The Hartford Steam Boiler Inspection and Insurance Company do hereby individually appoint Robert C. Walker and Roberta A. O'Brien, and each of them singly, with full power of substitution to each, our true and lawful attorneys-in-fact with full power to them and each of them singly, to sign for us in our names and in the capacities stated below a registration statement on Form S-8 covering The Hartford Steam Boiler Inspection and Insurance Company 1995 Stock Option Plan and any and all amendments to said Form S-8, including post-effective amendments, and generally to do all such things in our name and on our behalf in our capacities as directors that will enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, which relate to said Form S-8 and the filing thereof; hereby ratifying and confirming all that said attorneys or any of them, shall do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

 (Signature)                         (Title)                    (Date)
------------                        ---------------             ------
/s/ Gordon W. Kreh                  President, Chief          April  24, 1997
Gordon W. Kreh                      Executive Officer
                                    and Director

/s/ Richard H. Booth
Richard H. Booth                    Director                  April 24, 1997


/s/ Colin G. Campbell
Colin G. Campbell                   Director                  April  24, 1997




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         (Signature)                (Title)                     (Date)
-----------------------------------------------------------------------------


/s/ Richard G. Dooley
Richard G. Dooley                   Director                  April  24, 1997


/s/ William B. Ellis
William B. Ellis                    Director                  April  24, 1997


/s/ E. James Ferland
E. James Ferland                    Director                  April  24, 1997


/s/ Simon W. Leathes
Simon W. Leathes                    Director                  April 24, 1997


/s/ Lois D. Rice
Lois D. Rice                        Director                  April  24, 1997


/s/ John M. Washburn, Jr.
John M. Washburn, Jr.               Director                  April  24, 1997


/s/ Wilson Wilde
Wilson Wilde                        Director                  April  24, 1997






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